UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid Salient Midstream & MLP Fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a copy to:
George J. Zornada
K & L Gates LLP
State Street Financial Center
One Lincoln St.
Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/13

Date of reporting period: 05/31/13

Item 1. Reports to Stockholders.

Salient Midstream & MLP Fund

Semiannual Report to Shareholders

May 31, 2013 (Unaudited)

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

July 19, 2013

Dear Fellow Shareholders:1

We are pleased to provide you with our semi-annual letter to update you on the Salient Midstream & MLP Fund (Fund). As a reminder, the Fund priced its IPO on May 24, 2012 at $20.00 per share and received net proceeds of $171.5 million from the IPO, which includes the net proceeds from the sale of nine million shares.

As of May 31, 2013, the Fund had total investments of approximately $306.6 million, which includes the current equity of $217.6 million as well as borrowings of $89 million. As of May 31, 2013 the Fund’s price per share was $23.18 and the net asset value (NAV) per share was $22.91. The price per share represents a 1.2% premium to its NAV.2 The Fund’s investments are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 holdings are shown below, as of May 31, 2013:

Company Name	Sector	% of Gross Assets
Enterprise Products Partners L.P.*	MLP	9.6%
Plains All American Pipeline L.P.*	MLP	7.8%
Enbridge Energy Management LLC	MLP Affiliate	7.0%
Williams Companies Inc	Midstream Company	6.8%
Kinder Morgan Management, LLC	MLP Affiliate	6.2%
Kinder Morgan Inc	Midstream Company	4.6%
Linn Co LLC	MLP Affiliate	4.3%
Golar LNG Partners L.P.	Marine Midstream	3.7%
EMG Utica Executed Purchase Agreement	MLP Affiliate	3.2%
Targa Resources Partners L.P.	MLP	3.1%
Total		56.3%

* Held indirectly through the wholly owned C-Corporation, Salient Midstream & MLP Fund, Inc.

Note: These holdings include restricted and unrestricted shares.

Source: Salient Capital Advisors, LLC, May 2013

The top contributors to the Fund’s performance for the first half of fiscal 2013 include Plains All American Pipeline, L.P. (PAA), MarkWest Energy Partners, L.P. (MWE), Summit Midstream Partners, L.P. (SMLP), Crosstex Energy, Inc. (XTXI), and Enterprise Products Partners, L.P. (EPD). The largest detractors to the Fund’s performance include Linn Energy, LLC (LINE) and Linn Co., LLC (LNCO). In addition, the Fund’s derivative transactions detracted approximately $4.3 million from the Fund’s performance.

The Fund’s distribution has increased every quarter and is currently $0.34 as of the last distribution paid on May 29, 2013. That represents a distribution increase of 4.6% since the Fund’s IPO. As a result, the current annualized distribution represents a yield of 6.8% based on the original $20.00 IPO price as shown in the charts below:3

Distributions Paid Per Share*	Yield on Original $20 IPO Price*

3 Past performance is no guarantee of future results. No investment strategy can guarantee performance results.

Last six months in review

Following the presidential election in November 2012, MLPs fell 3.9% through the end of the calendar year. We believe a major culprit of that weakness was the expected change in long-term capital gains tax rates, which moved from 15% in 2012 to 20% plus the 3.8% Medicare surcharge on January 1 (for a total tax rate of 23.8%) for those with income above a certain threshold. We believe that some investors may have locked in the 15% tax rate before year-end. Once the selling abated and Congress reached a resolution to the “fiscal cliff” in early January, MLPs bounced with the Alerian MLP Index (AMZ) returning 12.6% in January. The group continued to move higher and reached a peak on May 22, which coincided with the release of the Fed minutes which raised the possibility of “tapering” the quantitative easing (QE) program. The tapering comments led to concerns about interest rates moving higher than expected, which led to a sell-off in bonds and equities alike through the end of May. “How will rising interest rates impact MLPs?” has become a frequent question in our conversations with investors due to the historically low rates induced by the post-financial crisis Federal stimulus. We have generally been in a falling rate environment for the past 30 years so there is a somewhat limited history regarding MLP performance in a rising rate cycle. However, if the June 2003 to June 2006 rising rate cycle is any indication, MLPs—particularly higher growth MLPs—we believe are in a position to be attractive going forward if we are, in fact, in the early stages of a rising rate environment. Between November 30, 2012 (the Fund’s fiscal year-end) and May 31, 2013, the Alerian MLP Index (AMZ) generated a total return of 14.7%.

Summary

We believe valuations for MLPs and Midstream Companies remain attractive and we look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

(Period from December 1, 2012 through May 31, 2013)
Net investment income	$(1,079,297)
Reconciling items:
Return of capital distributions (a)	6,319,864
Dividends paid in stock (b)	1,215,524
Option premium earnings (c)	(236,233)

Distributable cash flow (non-GAAP)	$6,219,858
Distributions paid on common stock	$6,402,569
Distributable cash flow coverage ratio (non-GAAP)	0.97
Distributable cash flow coverage ratio (non-GAAP) since inception	0.96

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

May 31, 2013

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—127.3%
Coal—3.7%
United States—3.7%
Alliance Holdings GP, L.P.(1)(2)(3)	126,221	$8,044,064

		8,044,064

Crude/Natural Gas Production—3.2%
United States—3.2%
Memorial Production Partners, L.P.(3)	82,899	1,559,330
Western Gas Equity Partners, L.P.(2)(3)	145,246	5,435,106

		6,994,436

Crude/Refined Products Pipelines—42.0%
United States—42.0%
Enbridge Energy Management, LLC(2)(3)(4)	662,688	19,708,332
Kinder Morgan Inc.(2)	344,348	13,078,337
Kinder Morgan Management, LLC(2)(3)(4)	214,656	17,434,387
Magellan Midstream Partners, L.P.(1)(2)(3)	132,750	6,901,673
Plains All American Pipeline, L.P.(1)(2)(3)	388,700	21,837,165
Rose Rock Midstream, L.P.(2)(3)	183,123	6,768,226
Summit Midstream Partners, L.P.(2)(3)	178,741	5,571,357

		91,299,477

Natural Gas Gathering/ Processing—37.7%
United States—37.7%
Crosstex Energy, Inc.(2)	366,805	6,987,635
Crosstex Energy, L.P.(2)(3)	80,481	1,550,064
DCP Midstream Partners, L.P.(2)(3)	178,200	8,517,960
EMG Utica I Offshore Co—Investment, L.P.(3)(5)(7)(8)	9,000,000	9,000,000
Linn Co., LLC(2)	333,390	12,100,390
Linn Energy, LLC(1)(3)	79,500	2,615,550
MarkWest Energy Partners, L.P.(2)(3)	131,024	8,626,620
Targa Resources Corp.(2)	70,863	4,564,994
Targa Resources Partners, L.P.(2)(3)	189,654	8,820,808
Williams Companies, Inc.(2)	547,900	19,275,123

		82,059,144

Natural Gas/ Natural Gas Liquids Pipelines—30.2%
United States—30.2%
El Paso Pipeline Partners, L.P.(1)(2)	162,887	6,693,027
Energy Transfer Equity, L.P.(1)(2)	150,420	8,598,007
Enterprise Products Partners, L.P.(1)(2)	484,762	28,790,015
EQT Midstream Partners, L.P.(3)	82,734	4,042,383
Inergy Midstream, LP(2)	277,857	6,249,004
Spectra Energy Corp.(2)	169,764	5,189,685
Spectra Energy Partners, L.P.(2)	172,796	6,153,266

		65,715,387

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2013

(Unaudited)

	Shares/Units	Fair Value

Power/Utility—2.9%
United States—2.9%
CenterPoint Energy, Inc.	268,240	$6,217,803

		6,217,803

Shipping—7.7%
Bermuda—4.8%
Golar LNG Partners, L.P.(2)(3)	315,218	10,503,064
United States—2.9%
Capital Product Partners, L.P.(3)(5)(6)(7)	622,222	6,292,718

		16,795,782

Total Master Limited Partnerships and Related Companies (Cost $223,224,967)		277,126,093

Total Investments—127.3% (Cost $223,224,967)		277,126,093
Credit Facility—(40.9)%		(89,000,000)
Other Assets and Liabilities—13.6%		29,515,547

Total Net Assets Applicable to Common Shareholders—100.0%		$217,641,640

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of May 31, 2013 the total fair value of securities held as collateral for the line of credit agreement is $206,211,059.

(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 7.0% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.

(6)	Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(7)	Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees.
(8)	Affiliated investment for which ownership exceeds 25%.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2013

(Unaudited)

Written Call Options:

Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
CenterPoint Energy, Inc.	June 2013	$25.00	2,682	$(26,820)
EQT Midstream Partners, L.P.	June 2013	50.00	660	(108,900)
Kinder Morgan, Inc.	June 2013	40.00	1,000	(13,000)
Markwest Energy Partners, L.P.	June 2013	70.00	476	(23,800)
Memorial Production Partners, L.P.	June 2013	20.00	716	(14,320)
Williams Companies, Inc.	June 2013	38.00	1,732	(13,856)

Total Written Call Options (Premiums Received $321,457)			7,266	$(200,696)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	June 2013	292	$(23,783,400)	$(892,858)

			$(23,783,400)	$(892,858)

Total Return Swap Agreements—Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Salient MLP Basket(1)	Morgan Stanley	5/11/15	$(76,442,508)	$(43,419)

			$(76,442,508)	$(43,419)

(1)	These securities are held by the Subsidiary.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

May 31, 2013

(Unaudited)

Assets:
Non-affiliated investments at fair value (cost $214,224,967)	$268,126,093
Affiliated investments at fair value (cost $9,000,000)	9,000,000
Deposits with brokers for futures contracts	1,124,200
Deposits with brokers for swap agreements	20,560,000
Cash and cash equivalents	12,272,107
Dividends and interest receivable	108,729
Deferred tax asset	441,185
Receivable from investments sold	2,402,218
Variation margin on futures contracts	359,160
Prepaids and other assets	79,850

Total assets	314,473,542

Liabilities:
Credit facility	89,000,000
Written options (premiums received $321,457)	200,696
Unrealized loss on swap agreements	43,419
Payable for swap agreements	6,352
Line of credit fees payable	24,562
Payable to Adviser	271,270
Trustee Fees payable	17,373
Interest payable	99,195
Accounts payable and accrued expenses	294,521
Deferred tax liability	6,874,514

Total liabilities	96,831,902

Net assets applicable to common shareholders	$217,641,640

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 9,499,651 shares issued and outstanding (10,215,463 shares authorized)	$94,997
Paid-in capital	173,064,648
Accumulated net investment loss	(6,683,405)
Accumulated net realized gain	4,954,306
Net unrealized appreciation on investments	46,211,094

Net assets applicable to common shareholders	$217,641,640

Net Asset Value:
Net assets applicable to common shareholders	$217,641,640
Common shares outstanding	9,499,651

Net asset value per common share outstanding	$22.91

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

For the six months ended May 31, 2013

(Unaudited)

Investment Income:
Distributions from master limited partnerships	$6,328,841
Less return of capital on distributions	(6,319,864)

Net distributions from master limited partnerships	8,977
Dividends from master limited partnership related companies	1,155,653
Dividend income	5,464
Interest income	2,409

Total Investment Income	1,172,503

Operating Expenses:
Investment management fees	1,772,122
Administration fees	75,150
Trustees fees	39,873
Line of credit commitment fees	21,115
Custodian fees	12,637
Professional fees	115,435
Interest expense	396,962
Other expenses	118,644

Total Expenses	2,551,938

Less expenses reimbursed by the Adviser	(300,138)

Net Expenses	2,251,800

Net Investment Loss, Before Income Taxes	(1,079,297)
Deferred tax benefit	270,886

Net Investment Loss	(808,411)

Realized and Unrealized Gain/Loss:
Net realized gain on investments	11,951,456
Net realized loss on written option contracts	(236,233)
Net realized loss on futures contracts	(575,345)
Net realized loss on swap agreements	(3,112,169)

Net realized gain, before income taxes	8,027,709
Deferred tax expense	(479,367)

Net realized gain	7,548,342

Change in unrealized appreciation/depreciation from investments, option contracts, futures contracts and swap agreements, before income taxes	36,856,849
Deferred tax expense	(3,861,463)

Net change in unrealized appreciation/depreciation from investments, option contracts, futures contracts and swap agreements	32,995,386

Net realized and unrealized gain from investments, option contracts, futures contracts and swap agreements	40,543,728

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$39,735,317

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statements of Changes in Net Assets

	Six months ended May 31, 2013	Period from May 24, 2012(1) through November 30, 2012
	(Unaudited)
Operations:
Net investment income (loss), net of income taxes	$(808,411)	$106,124
Net realized gain (loss), net of income taxes	7,548,342	(3,953,868)
Change in unrealized appreciation/depreciation, net of income taxes	32,995,386	13,215,708

Net increase in net assets applicable to common shareholders resulting from operations	39,735,317	9,367,964

Distributions:
In excess of net investment income	(6,402,597)	—
Return of capital	—	(6,201,092)

Total distributions to common shareholders	(6,402,597)	(6,201,092)

Capital Shares Transactions:
Proceeds from initial public offering of 9,000,000 common shares	—	180,000,000
Proceeds from additional offering of 459,100 common shares	—	9,182,000
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(8,891,555)
Issuance of 29,119 and 6,432, respectively, common shares from reinvestment of distributions to common shareholders	624,121	127,482

Net increase in net assets applicable to common shareholders from capital transactions	624,121	180,417,927

Total increase in net assets applicable to common shareholders	33,956,841	183,584,799

Net Assets:
Beginning of period	183,684,799	100,000

End of period	$217,641,640	$183,684,799

Accumulated net investment income (loss)	$(6,683,405)	$527,603

(1)	Commencement of operations

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

For the six months ended May 31, 2013

(Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$39,735,317
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(119,981,628)
Proceeds from disposition of investments	147,720,902
Proceeds from written option contracts	321,457
Return of capital on distributions from master limited partnerships	6,319,864
Premiums paid on credit default swap agreements	379,737
Net realized gain on investments	(11,951,456)
Change in unrealized appreciation/depreciation from investments	(36,940,853)
Change in unrealized appreciation/depreciation from written options	(120,761)
Change in unrealized appreciation/depreciation from swap agreements	(780,461)

Change in operating assets and liabilities:
Deposits with brokers for futures contracts	291,800
Deposits with brokers for swap agreements	(20,150,000)
Dividends and interest receivable	145,434
Deferred tax asset	208,481
Receivable from investments sold	(998,429)
Variation margin on futures contracts	(375,288)
Payable for swap agreements	6,352
Prepaids and other assets	(72,100)
Payable for investments purchased	(397,952)
Line of credit fees payable	16,007
Payable to Adviser	45,036
Trustee fees payable	(5,127)
Interest payable	99,195
Accounts payable and accrued expenses	(1,131)
Deferred tax liability	3,861,463

Net cash provided by operating activities	7,375,859

Cash flows from financing activities:
Advances from credit facility	75,900,000
Repayments on credit facility	(62,100,000)
Distributions paid to common shareholders, net of reinvestments	(8,903,752)

Net cash provided by financing activities	4,896,248

Net increase in cash and cash equivalents	12,272,107
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$12,272,107

Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$624,121
Supplemental schedule of cash activity:
Cash paid for interest during the period	$320,031
Cash paid for non-use fees during the period	5,108

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

	Six months ended May 31, 2013	Period from May 24, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data:(2)
Net Asset Value, beginning of period	$19.40	$20.00
Income from investment operations:
Net investment income (loss)(3)	(0.09)	0.01
Net realized and unrealized gain from investments	4.28	1.00

Net increase resulting from operations	4.19	1.01

Distributions paid from:
In excess of net investment income	(0.68)	—
Return of capital	—	(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	—	(0.95)

Net Asset Value, end of period	$22.91	$19.40

Per common share market value, end of period	$23.18	$19.54

Total Investment Return Based on Market Value(5)(6)	22.19%	1.13%

Ratios to Average Net Assets:(7)
Net investment income (loss)	(0.78)%	0.11%
Gross operating expenses	6.42%	4.94%
Net operating expenses(8)	6.12%	4.69%
Net operating expenses (excluding deferred income tax benefit/expense)(8)	2.18%	2.22%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$217,642	$183,685
Average net assets (000s)	206,996	184,441
Portfolio turnover (5)	36.03%	47.73%
Asset coverage per $1,000 unit of senior indebtedness(9)	$3,445	$3,443
Short-term borrowings, end of period (000s)	$89,000	$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for the entire period.
(3)	Per share net investment gain has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.
(6)

Total investment return is calculated assuming a purchase of common shares at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumend for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7)	Annualized for periods less than one year.
(8)	The amount includes an investment adviser waiver representing 0.30% and 0.25%, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.
(9)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

May 31, 2013

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY—traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time. Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Total return swaps are fair valued based on the value of the underlying asset, accrued interest and the terms of the specific agreement.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

•

OTHER—Investments in investment limited partnerships and shares in unregistered investment funds for which a market value is not available will generally be valued using the partner’s capital or NAV as reported by the respective external investment fund managers or their administrator so long as the values reported are in accordance with U.S. GAAP. The net asset values reported to the Adviser by the external fund managers or their administrators may be based on estimates that are available at period end. Such investments are typically categorized as Level 2 in the fair value hierarchy. In instances where values are provided less frequently from external investment fund managers or their administrators, the last value provided by the external investment fund managers or their administrators will be adjusted for subsequent capital transactions, and accrued management fees, and any other information available to arrive at an estimated fair value as of period end. Such investments are typically categorized as Level 3 in the fair value hierarchy, based on the level of inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

The restricted securities held at May 31, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Capital Product Partners, L.P.	2.9%	6/4/12	$5,599,998	622,222	$6,292,718

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities, but the fund does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the period ended May 31, 2013:

		For the period 12/1/2012 through 5/31/2013
Security	Fair Value 11/30/2012	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Interest/ Dividend Income	Fair Value 5/31/13
EMG Utica I Offshore Co-Investment, L.P.	$—	$9,000,000	$—	$—	$—	$—	$9,000,000

(i) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(j) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

All open derivative positions at period end are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The Fund had the following transactions in written call options during the six months ended May 31, 2013:

	Number of Contracts	Premiums
Options outstanding at November 30, 2012	—	$—
Options written	39,142	1,384,022
Options exercised	(12,619)	(456,015)
Options expired	(7,875)	(228,440)
Options closed	(11,382)	(378,110)

Options outstanding at May 31, 2013	7,266	$321,457

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying asset. The underlying assets are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks. During the six months ended May 31, 2013, the Fund invested in credit default swap agreements and total return swap agreements.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund, as a buyer of a credit default swap agreement, would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2013. These derivatives are presented in the Consolidated Schedule of Investments.

	Liabilities
	Unrealized Loss on Swap Agreements	Variation Margin*	Written Call Options at Fair Value
Equity Risk Exposure:
Written Call Options	$—	$—	$200,696
Futures Contracts	—	892,858	—
Swap Agreements	43,419	—	—

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported in the Consolidated Statement of Assets, Liabilities and Shareholders’ Equity.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended May 31, 2013:

	Net Realized Gain/Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Futures Contracts	$(1,295,930)	$(1,080,167)
Total Return Swap Agreements	(2,016,868)	(43,419)
Written Call Options	(236,233)	(200,696)
Commodity Risk Exposure:
Futures Contracts	600,639	94,465
Credit Risk Exposure:
Credit Default Swap Agreements	(1,095,301)	823,880
Interest Rate Risk Exposure:
Futures Contracts	119,946	476

Volume of Derivative Activity

The following is a summary of the average monthly notional value of written options, futures contracts and swap agreements including credit default swaps where protection was purchased during the period, as well as the notional value of written options, futures contracts and swap agreements outstanding as of May 31, 2013.

	Average Monthly Notional Value	Notional Value Outstanding
Written call options	$(343,009)	$(200,696)
Futures contracts	(22,116,681)	(23,783,400)
Swap agreements	(27,470,008)	(76,442,508)

(l) OFFERING COSTS

Offering costs (excluding underwriter discounts and commissions) of $375,302 were charged to additional paid-in capital during the fiscal period ended November 30, 2012, when the shares were issued.

(m) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent is distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains, if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

(n) EXCLUSION FOR DEFINITION OF COMMODITY POOL OPERATOR

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(o) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2013-01 will have no affect on the Fund’s net assets. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statement disclosures.

(p) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the six months ended May 31, 2013, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $6,319,864 of dividends and distributions received from its investments. Net realized gain was increased by $3,696,305 and change in net unrealized appreciation/depreciation was increased by $2,623,559 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(q) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the six months ended May 31, 2013, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

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Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following is a summary categorization as of May 31, 2013, of the Fund’s investments based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$73,059,144	$—	$—	$—	$9,000,000	$—	$82,059,144	$—
Shipping	10,503,064	—	6,292,718	—	—	—	16,795,782	—
Other Master Limited Partnerships and Related Companies	178,271,167	—	—	—	—	—	178,271,167	—
Written Call Options	—	(200,696)	—	—	—	—	—	(200,696)
Futures Contracts	—	(892,858)	—	—	—	—	—	(892,858)
Total Return Swap Agreements	—	—	—	(43,419)	—	—	—	(43,419)

Total	$261,833,375	$(1,093,554)	$6,292,718	$(43,419)	$9,000,000	$—	$277,126,093	$(1,136,973)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written options, futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of May 31, 2013.

Type of Assets	Fair Value as of May 31, 2013	Valuation Technique(s)		Liquidity of Investments	Adjustments to Fair Value**
Master Limited Partnerships and Related Companies
EMG Utica I Offshore Co-Investment, L.P.	$9,000,000	Cost of capital	*	Greater than Quarterly	None

Total Investments	$9,000,000

*	Unobservable valuation input. Cost of capital approximates fair value.
**	Fair Value equates to cost. Initial capital contributed has not yet been deployed to build processing plant as of period end.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 for the six months ended May 31, 2013. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2012	Gross Purchases	Gross Sales**	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$700,000	$9,000,000	$(700,000)	$—	$—	$9,000,000

Total Investments	$700,000	$9,000,000	$(700,000)	$—	$—	$9,000,000

**	Includes return of capital.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $110,000,000 credit facility, and the Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $34,000,000 credit facility. Borrowings under the Agreement and Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement and Sub Agreement provide for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum. The average amount of consolidated borrowings during the six months ended May 31, 2013, was $82,035,893. The weighted average interest rate paid on the lines of credit on borrowings during the same period was 0.95%. The asset coverage per one thousand dollars of indebtedness is $3,445. The current credit facility agreement expires on June 25, 2018.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2012 was as follows:

Ordinary Income	Net Long Term Captial Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$6,201,092	$6,201,092

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following information is provided on a tax basis as of May 31, 2013:

Cost of investments	$223,298,923

Gross unrealized appreciation	54,264,583
Gross unrealized depreciation	(437,413)

Net unrealized appreciation (depreciation) before tax	53,827,170
Net unrealized appreciation (depreciation) after tax	46,952,656
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	(2,593,435)

Total accumulated earnings (losses)	$44,359,221

As of the end of the tax year ended November 30, 2012, the Fund had net capital loss carryforwards (“CLCFs”) as summarized in the table below.

Short-term Amount	Long-term Amount	Total
$1,187,970	$1,058,411	$2,246,381

Under current tax law, capital losses and specified ordinary losses realized after October 31st and nonspecified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end November 30, 2013. The Fund’s deferred losses are as follows:

Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
$—	$347,054	$347,054

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$389,520
Capital loss carryforward	51,665

Total deferred tax assets	441,185

Less deferred tax liability:
Unrealized gain on investment securities	(6,874,514)

Total net deferred tax liability	$(6,433,329)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The Fund has net capital loss carryforwards (“CLCFs”) attributable to the Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Fund’s intent to not distribute any realized gain distributions until the CLCFs have been offset or expire. The Fund also has net operating loss carryforwards (“NOLs”) attributable to the Subsidiary. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended Capital Loss		Expiration
November 30, 2012	$(1,475,090)	November 30, 2017
Gains as of May 31, 2013	1,331,577

Net capital loss carryforward	$(143,513)

Fiscal Period Ended Net Operating Loss
November 30, 2012	$(329,538)	November 30, 2032
May 31, 2013	(752,461)	May 31, 2033

Net operating loss carryforward	$(1,081,999)

The capital loss for the tax year ended November 30, 2012 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carry forward is dependent upon the Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2013, as follows:

	Deferred	Total
Application of statutory income tax rate	$3,843,836	$3,843,836
State income taxes, net of federal tax benefit	226,108	226,108

Total income tax expense	$4,069,944	$4,069,944

(6) INVESTMENT TRANSACTIONS

For the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $100,115,008 and $130,247,332, respectively.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Administrator also provides the Fund with legal, compliance, custody and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

The Adviser has contractually agreed to waive its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) until May 31, 2014.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify gains or losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 9,499,651 shares issued and outstanding at May 31, 2013. Transactions in common shares for the six months ended May 31, 2013 were as follows:

Shares issued and outstanding at November 30, 2012	9,470,532
Shares issued through reinvestment of dividends	29,119

Shares issued and outstanding at May 31, 2013	9,499,651

(11) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of May 31, 2013.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

May 31, 2013

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

SALIENT MIDSTREAM & MLP FUND

Privacy Policy

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Midstream & MLP Fund

4265 San Felipe, 8th Floor Houston, Texas 77027 Toll-Free: 800-809-0525

NYSE: SMM

05/13

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2012 through December 31, 2012	—	N/A	N/A	N/A
January 1, 2013 through January 31, 2013	—	N/A	N/A	N/A
February 1, 2013 through February 28, 2013	—	N/A	N/A	N/A
March 1, 2013 through March 31, 2013	—	N/A	N/A	N/A
April 1, 2013 through April 30, 2013	—	N/A	N/A	N/A
May 1, 2013 through May 31, 2013	—	N/A	N/A	N/A

Total	—

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: July 29, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: July 29, 2013